Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Acquired Assets and Assumed Liabilities (Details) - Acquisition of Y-IT Ltd [Member] $ in Thousands	Oct. 13, 2024 USD ($)
Schedule of Fair Values of the Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (2,193)
Intangible assets	17,264
Deferred taxes	(3,971)
Non-controlling interests	(5,739)
Liabilities in respect of business combinations	(1,751)
Goodwill	15,330
Total assets acquired net of acquired cash	$ 18,940